Exhibit 10.5.9

AMENDMENT No. 9

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AIRBUS G I E ( formerly known as AIRBUS INQUSTBIE G IE)

CCC No 337.0027/02

A320 Family-TAI-AMDT 9-12/02

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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AMENDMENT No 9

This Amendment 9 to the A320 Family Purchase Agreement (the “Purchase Agreement”) signed on the 19th day of March 1998 is made as of the 06th day of December 2002

BETWEEN

AIRBUS GIE (formerly known as Airbus Industria GIE), having its principal office at:

1 Rand-Point Maurice Bellante

31707 B L AGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at:

c/o the Winterbothan Trust Company Limited

Bolam House

King and George Streets

NASSAU BAHAMAS

(hereinafter referred to as the “Buyer”) of the other part.

WHEREAS

A	The Buyer and the Seller have entered into A320 Family Purchase Agreement (the “A320 Family Purchase Agreement’’ or “Purchase Agreement”) dated March 19th, 1998 covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32.

B -	The Buyer and the Seller have entered into Amendment No 1 to the Purchase Agreement dated September 9th, 1998 covering the advancement of two (2) Firm A319-100 Aircraft (on December 1999 and January 2000).

C	The Buyer and the Seller have entered into Amendment No 2 to the Purchase Agreement dated 28th December, 1999 covering:

(i)	The [*] A320-200 Aircraft [*] and the [*] A320-200 Aircraft, and

(ii)	the [*] Option A320-200 Aircraft [*] Firm A320-200 Aircraft.

D -	The Buyer and the Seller have entered into a [*] dated 29th December 1999 covering the repayment

A320 Family-TAl-AMDT 9-12/02

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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[*] Simultaneously, the Buyer and the Seller have signed an Amendment No 3 to the Purchase Agreement dated December 29 1999 covering the modification of certain provisions of the Letter Agreement No 1 of the Purchase Agreement.

E -	The Buyer and the Seller have entered into Amendment No 4 to the Purchase Agreement dated 15th February, 2000 covering:

(i)	the [*] A320-200 Aircraft into [*] and its replacement [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A319-100 Aircraft.

F -	The Buyer and the Seller have entered into Amendment Nos to the Purchase Agreement dated 06th of April, 2001 covering:

(i)	the [*] A320-200 Aircraft into [*]([*] No 9 becoming Firm No 41) and the replacement of such [*] [*] A320-200 Aircraft (No 44), and

(ii)	the [*] A320-200 Aircraft [*] Firm No 42) Firm A319-100 Aircraft [*][*] A320-200 Aircraft into [*] [*] Firm No 43) and the [*] A320-200 Aircraft (No 46), and

(iii)	[*] A320-200 Aircraft [*] Firm No 44) [*] Firm A319-100 Aircraft (Firm No 32 [*]).

G -	The Buyer and the Seller have entered into an Amendment No 6 to the Purchase Agreement dated 09th of April 2001, covering the rescheduling of certain delivery dates related to the firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) which [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and additionally the firm Aircraft No 18 [*] to an A320-200 Aircraft [*].

H -	[*]

(iv)

A320 Family-TAI-AMDT 9-12/02

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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[*]

J -	The Buyer and the Seller have agreed to [*] the delivery date of the A319-100 Aircraft No 22 from August 2003 to June 2003.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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1.	SCOPE

The Seller and the Buyer agree, as more particularly described herein, to re-schedule the delivery dates of the A319-100 Aircraft No 22 from August 2003 to June 2003.

2	AIRCRAFT DELIVERY DATES RE-SCHEDULING

Sub-Clause 9.1 of the A320 Family Purchase Agreement is hereby modified and replaced by the following (which reflects Aircraft delivery dates only tor firm Aircraft remaining to be delivered after the date hereof):

QUOTE

9.1	Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

	Delivery Date		Aircraft Type
- Aircraft N 22	June	2003	A319-100
- Aircraft N 23	September	2003	A320-200
- Aircraft N 24	October	2003	A320-200
- Aircraft N 25	November	2003	A319-100
- Aircraft N 26	November	2003	A320-200
- Aircraft N 46	May	2004	A320-200
- Aircraft N 47	June	2004	A320-200
- Aircraft N 12	November	2004	A319-100
- Aircraft N 15	April	2005	A319-100
- Aircraft N 43	May	2005	A320-200
- Aircraft N 16	October	2005	A320-200
- Aircraft N 44	February	2006	A320-200
- Aircraft N 17	April	2006	A320-200
- Aircraft N 18	May	2006	A320-200
- Aircraft N 36	May	2006	A320-200
- Aircraft N 19	October	2006	A320-200
- Aircraft N 37	November	2006	A320-200
- Aircraft N 20	April	2007	A320-200
- Aircraft N 21	May	2007	A320-200
- Aircraft N 38	October	2007	A320-200

UNQUOTE

A320 Family-TAI-AMOT 9-12/02

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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3	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the Purchase Agreement including its Exhibits and Letter Agreements (and in particular the Letter Agreement No 1 [*]) shall continue in full force and effect except as expressly modified by this Amendment No 9.

In case of any inconsistency between this Amendment No 9 and the Purchase Agreement, or this Amendment No and the [*], this Amendment No shall prevail. Except as expressly amended by this Amendment No 9, the Purchase Agreement as amended to date, and the [*] shall remain in full force and effect as amended by this Amendment No 9.

This Amendment No 9 together with the Purchase Agreement, its Exhibits and Letter Agreements and amendments to date and the [*] contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings , commitments and/or representations whatsoever oral and written with respect to such subject

This Amendment No 9 is executed in two original English counterparts and shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives

This Amendment No 9 shall be governed by and construed in accordance with the laws of the French Republic.

IN WITNESS WHEREOF this Amendment No 9 to the A320 Family Purchase Agreement is entered into the day and year first above written.

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS GIE

A320 Family-TAI-AMDT 9-12/02

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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